Other Payables and Accrued Liabilities (Details) - USD ($)	Dec. 31, 2016	Dec. 31, 2015
Summary of component of other payables and accrued liabilities
Salaries payable	$ 301,590	$ 182,716
Business tax and related urban construction and education surcharge	10,577	12,947
Deposits from contractors	156,954	167,907
Interest payable on convertible bond	6,197,260	197,260
Interest payable on loans	2,319,338
Total payable and accrued liabilities	$ 8,985,719	$ 560,830